UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2012

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 29, 2012, Wilmington Trust Company, solely in its capacity as trust administrator and trustee, or the GUC Trust Administrator, of the Motors Liquidation Company GUC Trust, or the GUC Trust, and FTI Consulting, Inc., as trust monitor of the GUC Trust, or the Trust Monitor, executed the First Amendment, or the Amendment, to the Amended and Restated Motors Liquidation Company GUC Trust Agreement, or the GUC Trust Agreement. The Amendment is attached hereto as Exhibit 99.1.

Section 13.13(b) of the GUC Trust Agreement provides that the GUC Trust Agreement may be amended for any purpose upon petition to, and with the approval of, the bankruptcy court for the Southern District of New York, or the Bankruptcy Court. On June 14, 2012, the GUC Trust Administrator filed with the Bankruptcy Court the Motion of Wilmington Trust Company, as GUC Trust Administrator, to Approve an Amendment to the Amended and Restated Motors Liquidation Company GUC Trust Agreement, or the Motion, along with a related notice of presentment. By the Motion, the GUC Trust Administrator sought Bankruptcy Court authority to amend the GUC Trust Agreement to extend the required dates for filing the GUC Trust Reports (as defined in the GUC Trust Agreement) from thirty (30) days following each fiscal quarter end and forty-five (45) days following each fiscal year end to forty-five (45) days following each fiscal quarter end and ninety (90) days following each fiscal year end. The purpose of the Amendment was to conform the deadlines for the filing of the GUC Trust Reports with the deadlines for the filing of reports on Form 10-Qs and Form 10-Ks as required by the no-action letter granted by the staff of the Securities and Exchange Commission.

No party objected to the Motion. On June 29, 2012, the Bankruptcy Court issued an order approving the Motion, or the Order, and, pursuant to such Order, authorized the GUC Trust Administrator and the Trust Monitor to each execute the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	First Amendment to Amended and Restated Motors Liquidation Company GUC Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2012

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey

Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

4